Ivy VIP Mid Cap Growth
Summary Prospectus | April 30, 2021
CLASS I SHARES | CLASS II SHARES

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio (including the Portfolio's Statement of Additional Information (SAI)) online at www.ivyinvestments.com/vip-prospectus. You also can get this information at no cost by calling (888) 923-3355 or by sending an e-mail request to
prospectus.request@waddell.com. This information also is available from your investment provider. The Portfolio's prospectus and SAI dated April 30,
2021 (as each may be amended or supplemented) are incorporated herein by reference. This summary prospectus is intended for use in connection with certain life insurance policies and variable annuity contracts offered by certain select insurance companies (Participating Insurance Companies) and is not intended for use by other investors.
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement[1,2]	0.05%	0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%
[1]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, Rule 12b-1 fees (Class II only) and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class I Shares at 0.85% and Class II Shares at 1.10%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
[2]	Through April 30, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I Shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 87	$ 282	$ 494	$ 1,103
Class II	112	360	628	1,393

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Portfolio, typically are companies with market capitalizations similar to those of issuers included  in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $556.77 million and $47.97 billion.
In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. IICO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of IICO’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.
Generally, in determining whether to sell a security, IICO considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Health Care Sector Risk. Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mid-Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide growth of your investment. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 37.22% (the second quarter of 2020) and the lowest quarterly return was -19.61% (the third quarter of 2011).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	49.37%	N/A	27.03%
Class II	49.00%	22.57%	15.22%

Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Indexes
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%
Morningstar Mid-Cap Growth Category Average (net of fees and expenses)	39.26%	17.80%	13.83%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Kimberly A. Scott, Senior Vice President of IICO, has managed the Portfolio since April 2005, and Nathan A. Brown, Senior Vice President of IICO, has managed the Portfolio since October 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

VIPSUM-MIDCG